Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
2nd Quarter 2008

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Phone: (212) 635-5319
Fax: (212) 635-5532
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this press release reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement whereby Allied World Assurance Company Holdings, Ltd will acquire Darwin Professional Underwriters, Inc. (“Darwin”); the inability to obtain Darwin’s stockholder approval or the failure to satisfy other conditions to completion of the merger; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger;  pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
– All financial information contained herein is unaudited.
– Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
– Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
– In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 25 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		SIX MONTHS ENDED		Previous		Previous
		JUNE 30,		JUNE 30,		Quarter		Year to Date
		2008	2007	2008	2007	Change		Change

HIGHLIGHTS	Gross premiums written	$446,784	$530,549	$843,657	$968,955	(15.8%)		(12.9%)
	Net premiums written	320,250	386,587	646,822	744,431	(17.2%)		(13.1%)
	Net premiums earned	268,876	303,119	541,948	589,685	(11.3%)		(8.1%)
	Net investment income	72,345	73,937	149,276	146,585	(2.2%)		1.8%
	Net income	79,205	123,287	210,150	237,208	(35.8%)		(11.4%)
	Operating income	83,199	125,300	211,155	245,737	(33.6%)		(14.1%)
	Total investments and cash & cash equivalents	6,528,053	6,238,988	6,528,053	6,238,988	4.6%		4.6%
	Total assets	8,468,596	8,375,607	8,468,596	8,375,607	1.1%		1.1%
	Total shareholders’ equity	2,378,046	2,418,186	2,378,046	2,418,186	(1.7%)		(1.7%)
	Cash flows from operating activities	223,771	231,314	376,628	389,112	(3.3%)		(3.2%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$1.62	$2.04	$4.33	$3.95	(20.6%)		9.6%
	Operating income	$1.70	$2.07	$4.35	$4.09	(17.9%)		6.4%
	Diluted earnings per share
	Net income	$1.56	$1.96	$4.12	$3.81	(20.4%)		8.1%
	Operating income	$1.64	$1.99	$4.14	$3.95	(17.6%)		4.8%
	Weighted average common shares outstanding
	Basic	48,897,931	60,397,591	48,585,015	60,028,523
	Diluted	50,873,712	62,874,235	51,013,633	62,277,010
	Book value	$48.55	$40.03	$48.55	$40.03	21.3%		21.3%
	Diluted book value	$45.09	$37.52	$45.09	$37.52	20.2%		20.2%

FINANCIAL RATIOS	Return on average equity (ROAE), net income	13.8%	20.7%	18.9%	20.4%	(6.9)	pts	(1.5)	pts
	ROAE, operating income	14.5%	21.0%	19.0%	21.1%	(6.5)	pts	(2.1)	pts
	Annualized investment book yield	4.5%	4.8%	4.7%	4.7%	(0.3)	pts	—	pts

	Loss and loss expense ratio	66.2%	58.1%	59.3%	58.0%	8.1	pts	1.3	pts
	Acquisition cost ratio	9.8%	10.5%	9.8%	10.4%	(0.7)	pts	(0.6)	pts
	General and administrative expense ratio	17.2%	11.4%	16.5%	11.5%	5.8	pts	5.0	pts

	Expense ratio	27.0%	21.9%	26.3%	21.9%	5.1	pts	4.4	pts

	Combined ratio	93.2%	80.0%	85.6%	79.9%	13.2	pts	5.7	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007	JUNE 30, 2007
Revenues
Gross premiums written	$446,784	$396,874	$260,301	$276,253	$530,549
Net premiums written	$320,250	$326,572	$189,382	$219,297	$386,587

Net premiums earned	$268,876	$273,072	$286,598	$283,659	$303,119
Net investment income	72,345	76,931	75,214	76,133	73,937
Net realized investment (losses)/ gains	(4,393)	3,465	4,544	(4,196)	(1,481)

Total revenues	$336,828	$353,468	$366,356	$355,596	$375,575

Expenses
Net losses and loss expenses:
Current year	$217,859	$196,611	$202,873	$201,799	$208,643
Prior years	(39,775)	(53,114)	(35,999)	(28,553)	(32,418)

Total net losses and loss expenses	$178,084	$143,497	$166,874	$173,246	$176,225
Acquisition costs	26,265	26,840	28,693	29,198	31,872
General and administrative expenses	46,380	43,271	37,956	36,050	34,432
Interest expense	9,513	9,510	9,511	9,481	9,482
Foreign exchange (gain)/ loss	(399)	476	(405)	(976)	532

Total expenses	$259,843	$223,594	$242,629	$246,999	$252,543

Income before income taxes	$76,985	$129,874	$123,727	$108,597	$123,032
Income tax (recovery) expense	(2,220)	(1,071)	712	(362)	(255)

Net income	$79,205	$130,945	$123,015	$108,959	$123,287

GAAP Ratios
Loss and loss expense ratio	66.2%	52.5%	58.2%	61.1%	58.1%
Acquisition cost ratio	9.8%	9.8%	10.0%	10.3%	10.5%
General and administrative expense ratio	17.2%	15.9%	13.2%	12.7%	11.4%

Expense ratio	27.0%	25.7%	23.2%	23.0%	21.9%

Combined ratio	93.2%	78.2%	81.4%	84.1%	80.0%

Per Share Data
Basic earnings per share
Net income	$1.62	$2.68	$2.11	$1.80	$2.04
Operating income	$1.70	$2.62	$2.03	$1.86	$2.07
Diluted earnings per share
Net income	$1.56	$2.55	$2.01	$1.72	$1.96
Operating income	$1.64	$2.49	$1.93	$1.77	$1.99

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2008	JUNE 30, 2007
Revenues
Gross premiums written	$843,657	$968,955
Net premiums written	646,822	744,431

Net premiums earned	$541,948	$589,685
Net investment income	149,276	146,585
Net realized investment losses	(928)	(7,965)

Total revenues	$690,296	$728,305

Expenses
Net losses and loss expenses:
Current year	$414,470	$400,745
Prior years	(92,889)	(58,525)

Total net losses and loss expenses	321,581	342,220
Acquisition costs	53,105	61,068
General and administrative expenses	89,651	67,635
Interest expense	19,023	18,856
Foreign exchange loss	77	564

Total expenses	$483,437	$490,343

Income before income taxes	$206,859	$237,962
Income tax (recovery) expense	(3,291)	754

Net income	$210,150	$237,208

GAAP Ratios
Loss and loss expense ratio	59.3%	58.0%
Acquisition cost ratio	9.8%	10.4%
General and administrative expense ratio	16.5%	11.5%

Expense ratio	26.3%	21.9%

Combined ratio	85.6%	79.9%

Per Share Data
Basic earnings per share
Net income	$4.33	$3.95
Operating income	$4.35	$4.09
Diluted earnings per share
Net income	$4.12	$3.81
Operating income	$4.14	$3.95

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED JUNE 30, 2008	THREE MONTHS ENDED JUNE 30, 2007

Gross Premiums Written = $446,784	Gross Premiums Written = $530,549

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

SIX MONTHS ENDED JUNE 30, 2008	SIX MONTHS ENDED JUNE 30, 2007

Gross Premiums Written = $843,657	Gross Premiums Written = $968,955

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2008

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$131,973	$178,212	$136,599	$446,784
Net premiums written	$54,289	$129,335	$136,626	$320,250

Net premiums earned	$44,164	$105,604	$119,108	$268,876

Total revenues	$44,164	$105,604	$119,108	$268,876

Expenses
Net losses and loss expenses:
Current year	$62,413	$79,719	$75,727	$217,859
Prior years	180	(37,955)	(2,000)	(39,775)

Total net losses and loss expenses	$62,593	$41,764	$73,727	$178,084
Acquisition costs	(2,976)	5,229	24,012	26,265
General and administrative expenses	10,963	24,286	11,131	46,380

Total expenses	$70,580	$71,279	$108,870	$250,729

Underwriting (loss) income	$(26,416)	$34,325	$10,238	$18,147

Net investment income				72,345
Net realized investment losses				(4,393)
Interest expense				(9,513)
Foreign exchange gain				399

Income before income taxes				$76,985

GAAP Ratios
Loss and loss expense ratio	141.7%	39.5%	61.9%	66.2%
Acquisition cost ratio	(6.7%)	5.0%	20.2%	9.8%
General and administrative expense ratio	24.8%	23.0%	9.3%	17.2%

Expense ratio	18.1%	28.0%	29.5%	27.0%

Combined ratio	159.8%	67.5%	91.4%	93.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$156,463	$188,091	$185,995	$530,549
Net premiums written	$58,947	$141,620	$186,020	$386,587

Net premiums earned	$48,318	$123,715	$131,086	$303,119

Total revenues	$48,318	$123,715	$131,086	$303,119

Expenses
Net losses and loss expenses:
Current year	$32,848	$91,320	$84,475	$208,643
Prior years	1,301	(30,412)	(3,307)	(32,418)

Total net losses and loss expenses	$34,149	$60,908	$81,168	$176,225
Acquisition costs	105	5,033	26,734	31,872
General and administrative expenses	8,163	16,711	9,558	34,432

Total expenses	$42,417	$82,652	$117,460	$242,529

Underwriting income	$5,901	$41,063	$13,626	$60,590

Net investment income				73,937
Net realized investment losses				(1,481)
Interest expense				(9,482)
Foreign exchange loss				(532)

Income before income taxes				$123,032

GAAP Ratios
Loss and loss expense ratio	70.7%	49.2%	61.9%	58.1%
Acquisition cost ratio	0.2%	4.1%	20.4%	10.5%
General and administrative expense ratio	16.9%	13.5%	7.3%	11.4%

Expense ratio	17.1%	17.6%	27.7%	21.9%

Combined ratio	87.8%	66.8%	89.6%	80.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$218,033	$299,274	$326,350	$843,657
Net premiums written	$100,886	$219,970	$325,966	$646,822

Net premiums earned	$87,745	$214,718	$239,485	$541,948

Total revenues	$87,745	$214,718	$239,485	$541,948

Expenses
Net losses and loss expenses:
Current year	$98,243	$162,092	$154,135	$414,470
Prior years	(20,903)	(47,213)	(24,773)	(92,889)

Total net losses and loss expenses	$77,340	$114,879	$129,362	$321,581
Acquisition costs	(2,427)	8,499	47,033	53,105
General and administrative expenses	21,457	47,994	20,200	89,651

Total expenses	$96,370	$171,372	$196,595	$464,337

Underwriting (loss) income	$(8,625)	$43,346	$42,890	$77,611

Net investment income				149,276
Net realized investment losses				(928)
Interest expense				(19,023)
Foreign exchange loss				(77)

Income before income taxes				$206,859

GAAP Ratios
Loss and loss expense ratio	88.1%	53.5%	54.0%	59.3%
Acquisition cost ratio	(2.8%)	4.0%	19.6%	9.8%
General and administrative expense ratio	24.5%	22.4%	8.4%	16.5%

Expense ratio	21.7%	26.4%	28.0%	26.3%

Combined ratio	109.8%	79.9%	82.0%	85.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$258,328	$313,280	$397,347	$968,955
Net premiums written	$105,079	$242,265	$397,087	$744,431

Net premiums earned	$92,809	$248,124	$248,752	$589,685

Total revenues	$92,809	$248,124	$248,752	$589,685

Expenses
Net losses and loss expenses:
Current year	$65,378	$180,981	$154,386	$400,745
Prior years	(24,364)	(29,706)	(4,455)	(58,525)

Total net losses and loss expenses	$41,014	$151,275	$149,931	$342,220
Acquisition costs	437	11,071	49,560	61,068
General and administrative expenses	15,920	32,018	19,697	67,635

Total expenses	$57,371	$194,364	$219,188	$470,923

Underwriting income	$35,438	$53,760	$29,564	$118,762

Net investment income				146,585
Net realized investment losses				(7,965)
Interest expense				(18,856)
Foreign exchange loss				(564)

Income before income taxes				$237,962

GAAP Ratios
Loss and loss expense ratio	44.2%	61.0%	60.3%	58.0%
Acquisition cost ratio	0.4%	4.4%	19.9%	10.4%
General and administrative expense ratio	17.2%	12.9%	7.9%	11.5%

Expense ratio	17.6%	17.3%	27.8%	21.9%

Combined ratio	61.8%	78.3%	88.1%	79.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2008	DECEMBER 31, 2007
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2008: $5,685,111; 2007: $5,595,943)	$5,733,523	$5,707,143
Other invested assets available for sale, at fair value (cost: 2008: $81,241 ; 2007: $291,458)	77,444	322,144
Other invested assets, at fair value	192,661	—

Total investments	6,003,628	6,029,287
Cash and cash equivalents	439,933	202,582
Restricted cash	84,492	67,886
Securities lending collateral	190,960	147,241
Insurance balances receivable	432,468	304,499
Prepaid reinsurance	193,005	163,836
Reinsurance recoverable	778,578	682,765
Accrued investment income	54,735	55,763
Deferred acquisition costs	126,995	108,295
Goodwill and other intangible assets	19,450	3,920
Balances receivable on sale of investments	96,801	84,998
Net deferred tax assets	2,032	4,881
Other assets	45,519	43,155

TOTAL ASSETS	$8,468,596	$7,899,108

LIABILITIES
Reserve for losses and loss expenses	$4,164,220	$3,919,772
Unearned premiums	945,126	811,083
Unearned ceding commissions	32,356	28,831
Reinsurance balances payable	120,888	67,175
Securities lending payable	190,960	147,241
Balances due on purchase of investments	107,054	141,462
Senior notes	498,738	498,682
Accounts payable and accrued liabilities	31,208	45,020

TOTAL LIABILITIES	$6,090,550	$5,659,266

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
48,977,635 issued and outstanding (2007 - 48,741,927)	$1,469	$1,462
Additional paid-in capital	1,298,375	1,281,832
Retained earnings	1,039,154	820,334
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	39,048	136,214

TOTAL SHAREHOLDERS’ EQUITY	$2,378,046	$2,239,842

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,468,596	$7,899,108

Book value per share	$48.55	$45.95
Diluted book value per share	45.09	42.53

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED INVESTMENT PORTFOLIO

	JUNE 30, 2008		MARCH 31, 2008		DECEMBER 31, 2007		SEPTEMBER 30, 2007		JUNE 30, 2007
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$5,733,523	95.5%	$5,218,726	95.1%	$5,707,143	94.7%	$6,022,625	95.1%	$5,689,348	96.2%
Other invested assets available for sale	77,444	1.3%	77,099	1.4%	322,144	5.3%	310,715	4.9%	227,173	3.8%
Other invested assets	192,661	3.2%	191,195	3.5%	—	0.0%	—	0.0%	—	0.0%

Total	$6,003,628	100.0%	$5,487,020	100.0%	$6,029,287	100.0%	$6,333,340	100.0%	$5,916,521	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$2,090,510	32.0%	$1,817,827	28.4%	$2,053,224	32.6%	$2,409,398	35.9%	$2,062,352	33.1%
Non-U.S. government securities	131,325	2.0%	127,561	2.0%	118,843	1.9%	112,680	1.7%	105,397	1.7%
Corporate securities	1,362,001	20.9%	1,142,447	17.8%	1,252,617	19.9%	1,250,990	18.6%	1,191,679	19.1%
State, municipalities and political subdivisions	63,409	1.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Mortgage-backed securities	1,962,144	30.1%	1,988,016	31.1%	2,117,539	33.6%	2,098,494	31.3%	2,123,124	34.0%
Asset-backed securities	124,134	1.9%	142,875	2.2%	164,920	2.6%	151,063	2.3%	206,796	3.3%
Fixed income sub-total	5,733,523	87.8%	5,218,726	81.5%	5,707,143	90.6%	6,022,625	89.8%	5,689,348	91.2%
Global high-yield bond fund	77,444	1.2%	75,939	1.2%	79,549	1.3%	80,765	1.2%	34,142	0.5%
Hedge funds	192,661	3.0%	191,195	3.0%	241,435	3.8%	229,950	3.4%	193,031	3.1%
Other invested asset	—	0.0%	1,160	0.0%	1,160	0.0%	—	0.0%	—	0.0%
Cash & cash equivalents	524,425	8.0%	914,386	14.3%	270,468	4.3%	376,765	5.6%	322,467	5.2%

Total	$6,528,053	100.0%	$6,401,406	100.0%	$6,299,755	100.0%	$6,710,105	100.0%	$6,238,988	100.0%

CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$2,090,510	36.5%	$1,817,826	34.8%	$2,053,224	36.0%	$2,409,398	40.0%	$2,062,351	36.3%
AAA/Aaa	2,472,468	43.1%	2,480,380	47.5%	2,655,246	46.5%	2,580,781	42.8%	2,605,371	45.8%
AA/Aa	482,125	8.4%	379,798	7.3%	411,796	7.2%	450,219	7.5%	370,794	6.5%
A/A	587,466	10.2%	462,182	8.9%	519,336	9.1%	533,924	8.9%	609,453	10.7%
BBB/Baa	100,954	1.8%	78,540	1.5%	67,541	1.2%	48,303	0.8%	41,379	0.7%

Total	$5,733,523	100.0%	$5,218,726	100.0%	$5,707,143	100.0%	$6,022,625	100.0%	$5,689,348	100.0%

STATISTICS
Annualized book yield, year to date	4.5%		4.7%		4.9%		4.7%		4.7%
Duration	3.4 years		3.0 years		3.1 years		3.2 years		3.0 years
Average credit quality (S&P)	AA+		AA		AA		AA		AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT JUNE 30, 2008
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$222,467	$252,212	$238,869	$713,548
IBNR (net of reinsurance recoverable)	135,701	1,707,396	828,997	2,672,094

Total	$358,168	$1,959,608	$1,067,866	$3,385,642

IBNR/Total reserves (net of reinsurance recoverable)	37.9%	87.1%	77.6%	78.9%

	AT DECEMBER 31, 2007
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$234,023	$227,888	$212,315	$674,226
IBNR (net of reinsurance recoverable)	126,593	1,650,354	785,834	2,562,781

Total	$360,616	$1,878,242	$998,149	$3,237,007

IBNR/Total reserves (net of reinsurance recoverable)	35.1%	87.9%	78.7%	79.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,
	2008	2008	2007	2007	2007
Senior notes	$498,738	$498,710	$498,682	$498,655	$498,629
Shareholders’ equity	2,378,046	2,394,620	2,239,842	2,612,775	2,418,186

Total capitalization	$2,876,784	$2,893,330	$2,738,524	$3,111,430	$2,916,815

Leverage ratios
Debt to total capitalization	17.3%	17.2%	18.2%	16.0%	17.1%

Closing shareholders’ equity	$2,378,046	$2,394,620	$2,239,842	$2,612,775	$2,418,186
Deduct/add: accumulated other comprehensive (income)/loss	(39,048)	(135,626)	(136,214)	(62,917)	25,663

Adjusted shareholders’ equity	$2,338,998	$2,258,994	$2,103,628	$2,549,858	$2,443,849

Net premiums written (trailing 12 months)	$1,055,501	$1,121,838	$1,153,110	$1,174,467	$1,253,186
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.45	0.50	0.55	0.46	0.51

Total investments and cash & cash equivalents	$6,528,053	$6,401,406	$6,299,755	$6,710,105	$6,238,988
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.79	2.83	2.99	2.63	2.55

Reserve for losses and loss expenses	$4,164,220	$4,048,187	$3,919,772	$3,831,962	$3,743,680
Deduct: reinsurance recoverable	(778,578)	(758,723)	(682,765)	(674,398)	(679,198)

Net reserve for losses and loss expenses	$3,385,642	$3,289,464	$3,237,007	$3,157,564	$3,064,482
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.45	1.46	1.54	1.24	1.25

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007	JUNE 30, 2007
Net income	$79,205	$130,945	$123,015	$108,959	$123,287
Add:
Net realized investment losses (gains)	4,393	(3,465)	(4,544)	4,196	1,481
Foreign exchange (gain) loss	(399)	476	(405)	(976)	532

Operating income	$83,199	$127,956	$118,066	$112,179	$125,300

Weighted average common shares outstanding
Basic	48,897,931	48,811,932	58,247,755	60,413,019	60,397,591
Diluted	50,873,712	51,380,423	61,133,206	63,250,024	62,874,235

Basic per share data
Net income	$1.62	$2.68	$2.11	$1.80	$2.04
Add:
Net realized investment losses (gains)	0.09	(0.07)	(0.07)	0.08	0.02
Foreign exchange (gain) loss	(0.01)	0.01	(0.01)	(0.02)	0.01

Operating income	$1.70	$2.62	$2.03	$1.86	$2.07

Diluted per share data
Net income	$1.56	$2.55	$2.01	$1.72	$1.96
Add:
Net realized investment losses (gains)	0.09	(0.07)	(0.07)	0.07	0.02
Foreign exchange (gain) loss	(0.01)	0.01	(0.01)	(0.02)	0.01

Operating income	$1.64	$2.49	$1.93	$1.77	$1.99

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2008	JUNE 30, 2007
Net income	$210,150	$237,208
Add:
Net realized investment losses	928	7,965
Foreign exchange loss	77	564

Operating income	$211,155	$245,737

Weighted average common shares outstanding
Basic	48,585,015	60,028,523
Diluted	51,013,633	62,277,010

Basic per share data
Net income	$4.33	$3.95
Add:
Net realized investment losses	0.02	0.13
Foreign exchange loss	0.00	0.01

Operating income	$4.35	$4.09

Diluted per share data
Net income	$4.12	$3.81
Add:
Net realized investment losses	0.02	0.13
Foreign exchange loss	0.00	0.01

Operating income	$4.14	$3.95

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007	JUNE 30, 2007
Opening shareholders’ equity	$2,394,620	$2,239,842	$2,612,775	$2,418,186	$2,355,978
Deduct/add: accumulated other comprehensive (income)/loss	(135,626)	(136,214)	(62,917)	25,663	(31,481)

Adjusted opening shareholders’ equity	$2,258,994	$2,103,628	$2,549,858	$2,443,849	$2,324,497

Closing shareholders’ equity	$2,378,046	$2,394,620	$2,239,842	$2,612,775	$2,418,186
Deduct/add: accumulated other comprehensive (income)/loss	(39,048)	(135,626)	(136,214)	(62,917)	25,663

Adjusted closing shareholders’ equity	$2,338,998	$2,258,994	$2,103,628	$2,549,858	$2,443,849

Average shareholders’ equity	$2,298,996	$2,181,311	$2,326,743	$2,496,854	$2,384,173

Net income available to shareholders	$79,205	$130,945	$123,015	$108,959	$123,287
Annualized net income available to shareholders	316,820	523,780	492,060	435,836	493,148

Annualized return on average shareholders’ equity — net income available to shareholders	13.8%	24.0%	21.1%	17.5%	20.7%

Operating income available to shareholders	$83,199	$127,956	$118,066	$112,179	$125,300
Annualized operating income available to shareholders	332,796	511,824	472,264	448,716	501,200

Annualized return on average shareholders’ equity — operating income available to shareholders	14.5%	23.5%	20.3%	18.0%	21.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2008	JUNE 30, 2007
Opening shareholders’ equity	$2,239,842	$2,220,084
Deduct: accumulated other comprehensive income	(136,214)	(6,464)

Adjusted opening shareholders’ equity	$2,103,628	$2,213,620

Closing shareholders’ equity	$2,378,046	$2,418,186
Deduct/add: accumulated other comprehensive (income)/loss	(39,048)	25,663

Adjusted closing shareholders’ equity	$2,338,998	$2,443,849

Average shareholders’ equity	$2,221,313	$2,328,735

Net income available to shareholders	$210,150	$237,208
Annualized net income available to shareholders	420,300	474,416

Annualized return on average shareholders’ equity — net income available to shareholders	18.9%	20.4%

Operating income available to shareholders	$211,155	$245,737
Annualized operating income available to shareholders	422,310	491,474

Annualized return on average shareholders’ equity — operating income available to shareholders	19.0%	21.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	JUNE 30,	MARCH 31,	DECEMBER 31,	JUNE 30,
	2008	2008	2007	2007
Price per share at period end	$39.62	$39.70	$50.17	$51.25

Total shareholders’ equity	$2,378,046	$2,394,620	$2,239,842	$2,418,186

Basic common shares outstanding	48,977,635	48,841,837	48,741,927	60,405,307

Add: unvested restricted share units	892,995	958,438	820,890	828,657

Add: performance based equity awards	1,345,903	1,345,903	886,251	886,251

Add: dilutive options/warrants outstanding	6,896,842	6,958,525	6,723,875	6,764,564
Weighted average exercise price per share	$30.85	$30.85	$33.62	$33.59
Deduct: options bought back via treasury method	(5,371,066)	(5,407,138)	(4,506,182)	(4,433,857)

Common shares and common share equivalents outstanding	52,742,309	52,697,565	52,666,761	64,450,922

Basic book value per common share	$48.55	$49.03	$45.95	$40.03
Diluted book value per common share	$45.09	$45.44	$42.53	$37.52

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	SIX MONTHS ENDED	SIX MONTHS ENDED
	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2008	JUNE 30, 2007
Net investment income	$72,345	$73,937	$149,276	$146,585
Deduct: annual and non-recurring items	330	N/A	6,403	2,062

Net investment income, recurring	$72,015	$73,937	$142,873	$144,523

Annualized net investment income, recurring	$288,060	$295,748	$285,746	$289,046

Add: annual and non-recurring items	330	N/A	6,403	2,062

Normalized net investment income	$288,390	$295,748	$292,149	$291,108

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,071,730	$5,392,983	$5,595,943	$5,188,379
Other invested assets, available for sale, cost	82,380	246,500	291,458	245,657
Other invested assets, at cost	177,419	—	—	—
Cash and cash equivalents	774,337	288,284	202,582	366,817
Restricted cash	140,049	200,813	67,886	138,223
Balances receivable on sale of investments	6,323	25,239	84,998	16,545
Balances due on purchase of investments	—	(46,517)	(141,462)	—

Opening aggregate invested assets	$6,252,238	$6,107,302	$6,101,405	$5,955,621

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,685,111	$5,737,857	$5,685,111	$5,737,857
Other invested assets, available for sale, cost	81,241	202,016	81,241	202,016
Other invested assets, at cost	178,266	—	178,266	—
Cash and cash equivalents	439,933	270,571	439,933	270,571
Restricted cash	84,492	51,896	84,492	51,896
Balances receivable on sale of investments	96,801	53,089	96,801	53,089
Balances due on purchase of investments	(107,054)	(21)	(107,054)	(21)

Closing aggregate invested assets	$6,458,790	$6,315,408	$6,458,790	$6,315,408

Average aggregate invested assets	$6,355,514	$6,211,355	$6,280,098	$6,135,515

Annualized investment book yield	4.5%	4.8%	4.7%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	TWELVE MONTHS ENDED	NINE MONTHS ENDED
	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007
Net investment income	$76,931	$297,932	$222,718
Deduct: annual and non-recurring items	6,073	N/A	2,062

Net investment income, recurring	$70,858	$297,932	$220,656

Annualized net investment income, recurring	$283,432	$297,932	$294,208

Add: annual and non-recurring items	6,073	N/A	2,062

Normalized net investment income	$289,505	$297,932	$296,270

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,595,943	$5,188,379	$5,188,379
Other invested assets, available for sale, cost	291,458	245,657	245,657
Cash and cash equivalents	202,582	366,817	366,817
Restricted cash	67,886	138,223	138,223
Balances receivable on sale of investments	84,998	16,545	16,545
Balances due on purchase of investments	(141,462)	—	—

Opening aggregate invested assets	$6,101,405	$5,955,621	$5,955,621

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,071,730	$5,595,943	$5,984,929
Other invested assets, available for sale, cost	82,380	291,458	280,696
Other invested assets, at cost	177,419	—	—
Cash and cash equivalents	774,337	202,582	329,862
Restricted cash	140,049	67,886	46,903
Balances receivable on sale of investments	6,323	84,998	7,951
Balances due on purchase of investments	—	(141,462)	(123,482)

Closing aggregate invested assets	$6,252,238	$6,101,405	$6,526,859

Average aggregate invested assets	$6,176,822	$6,028,513	$6,241,240

Annualized investment book yield	4.7%	4.9%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or lossesis heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 18 and 19 for reconciliations of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 20 and 21 for reconciliations of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholers’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 18 and 19 for the reconciliations of net income to operating income and pages 20 and 21 for the reconciliations of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 22 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 17 and 18 for reconciliations of annualized investment book yield.